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                              Janus Adviser Series


                         Supplement dated August 8, 2008
                       to Currently Effective Prospectuses

For each Fund, with the exception of Janus Adviser Money Market Fund, the following information supplements the information found under the heading "PRINCIPAL INVESTMENT STRATEGIES" in the "Risk/Return Summary" section.

     Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.

For each Fund, with the exception of Janus Adviser Money Market Fund, the following information supplements the information found under the heading "MAIN INVESTMENT RISKS" in the "Risk/Return Summary" section.

     DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.

                Please retain this Supplement with your records.